UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2017

Commission file number: 001-13337

STONERIDGE, INC.

(Exact name of registrant as specified in its charter)

Ohio	34-1598949
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

39675 MacKenzie Drive, Suite 400, Novi, Michigan	48377
(Address of principal executive offices)	(Zip Code)

(248) 489-9300

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement

Orlaco Acquisition

On January 31, 2017, Stoneridge B.V., a private company with limited liability incorporated under the laws of the Netherlands (the “Purchaser”), an indirect wholly-owned subsidiary of Stoneridge, Inc., an Ohio corporation (the “Company”), entered into a Share Sale and Purchase Agreement (the “Purchase Agreement”), by and among Purchaser, the Company, Wide-Angle Management B.V., a private company with limited liability incorporated under the laws of the Netherlands (“Seller”), Exploitatiemaatschappij Berghaaf B.V., a private company with limited liability incorporated under the laws of the Netherlands (the “Target”), and Henrie G. van Beusekom, an individual, pursuant to which the Purchaser purchased from the Seller all of the issued and outstanding shares in the capital of the Target (“Shares”), upon the terms and subject to the conditions set forth in the Purchase Agreement (the “Orlaco Acquisition”).

The Target is the legal and beneficial owner of (a) all of the issued and outstanding shares in the capital of Orlaco Products B.V., a private company with limited liability incorporated under the laws of the Netherlands, Orlaco Maritime CCTV B.V., a private company with limited liability incorporated under the laws of the Netherlands, Orlaco Trucktronic Eyes B.V., a private company with limited liability incorporated under the laws of the Netherlands, Orlaco Vastgoed B.V., a private company with limited liability incorporated under the laws of the Netherlands, Orlaco Vision B.V., a private company with limited liability incorporated under the laws of the Netherlands, Orlaco GmbH, a German corporation, and Orlaco Inc., a Delaware corporation (collectively, the “Target Companies”), and (b) 21% of the issued and outstanding shares in the capital of a joint venture, Omniradar B.V., a private company with limited liability incorporated under the laws of the Netherlands. The Target and the Target Companies are in the business of developing, designing, engineering, producing, marketing and selling vision solutions, consisting of cameras, monitors and ancillary equipment and cables, primarily to heavy off-road machinery, commercial on-road vehicles, lifting cranes and the warehousing and logistics industry.

The Purchaser completed the Orlaco Acquisition on January 31, 2017 (the “Completion Date”). The aggregate consideration for the Orlaco Acquisition was 74,938,785 (euros) (the “Purchase Price”), which included customary estimated adjustments to the Purchase Price. The Company paid 67,438,785 (euros) of the Purchase Price on behalf of the Purchaser in cash, and 7,500,000 (euros) (the “Escrow Amount”) to hold in an escrow account to secure the payment obligations of Seller under the terms of the Purchase Agreement. The Purchase Price is subject to certain customary adjustments following the Completion Date upon the terms and subject to the conditions set forth in the Purchase Agreement. The Purchaser expects to transfer the Escrow Amount, as adjusted in accordance with the Purchase Agreement, promptly following the completion of the escrow period.

The Purchaser may also be required to pay an amount to the Seller as additional Purchase Price up to 7,500,000 (euros) in cash as earnout consideration if the Target and the Target Companies, in the aggregate, achieve certain target levels of Earn-Out EBITDA (as defined in the Purchase Agreement) during the first two years following the Completion Date.

Subject to certain limitations, the Company and Purchaser, on the one hand, and Seller, on the other hand, have agreed to indemnify the other for breaches of representations, warranties and covenants and other specified matters. The Purchase Agreement contains representations and warranties customary for transactions of this type.  The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

On February 1, 2017, the Company issued a press release announcing the Orlaco Acquisition. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Consent and Amendment No. 4 to Third Amended and Restated Credit Agreement

On January 30, 2017, the Company entered into a Consent and Amendment No. 4 (the “Amendment”) to the Third Amended and Restated Credit Agreement (the “Agreement”), by and among the Company and certain of its subsidiaries as Borrowers, PNC Bank, National Association, as Administrative Agent and Collateral Agent; and PNC Bank, National Association, JPMorgan Chase Bank, N.A., Compass Bank, Citizens Bank, National Association, The Huntington National Bank, U.S. Bank National Association, BMO Harris Bank, N.A., First Niagara Bank, N.A. and First Commonwealth Bank, as Lenders.

The Amendment (a) amends certain definitions, schedules and exhibits of the Agreement, (b) consents to the Dutch Reorganization (as defined in the Amendment), and (c) consents to the Orlaco Acquisition.

The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On January 31, 2017, the Orlaco Acquisition was consummated pursuant to the Purchase Agreement. The information disclosed above in Item 1.01 under the heading “Orlaco Acquisition” is incorporated herein by reference.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this Item are not being filed with this Current Report on Form 8-K. Such financial statements will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item is not being filed with this Current Report on Form 8-K. Such pro forma financial information will be filed by an amendment to this Current Report not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description

2.1	Share Sale and Purchase Agreement, dated as of January 31, 2017, by and among Stoneridge B.V., Stoneridge, Inc., Wide-Angle Management B.V., Exploitatiemaatschappij Berghaaf B.V., and Henrie G. van Beusekom*

10.1	Consent and Amendment No. 4 to Third Amended and Restated Credit Agreement, dated January 30, 2017

99.1	Press Release, dated February 1, 2017, announcing the closing of the Orlaco Acquisition

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish a supplemental copy of any omitted schedule (listed below) to the Securities and Exchange Commission upon request:

Schedule 1 – Group Companies
Schedule 2 – Calculation Estimated Purchase Price
Schedule 5 – Completion Actions
Schedule 6 – Index Data Room
Schedule 7 – Data Room Memory Stick
Schedule 10 – Escrow Agreement
Schedule 11 – Notices
Schedule 12 – IP Indemnity Option Notice
Schedule 13 – Tax Arrangements
Schedule 14 – Powers of Attorney
Schedule 15 – Working Capital
Schedule 16 – Disclosure Letter
Schedule 17 – Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: February 1, 2017	/s/ Robert R. Krakowiak
Robert R. Krakowiak, Chief Financial Officer and Treasurer (Principal Financial Officer)

Exhibit Index

2.1	Share Sale and Purchase Agreement, dated as of January 31, 2017, by and among Stoneridge B.V., Stoneridge, Inc., Wide-Angle Management B.V., Exploitatiemaatschappij Berghaaf B.V., and Henrie G. van Beusekom*

10.1	Consent and Amendment No. 4 to Third Amended and Restated Credit Agreement, dated January 30, 2017

99.1	Press Release, dated February 1, 2017, announcing the closing of the Orlaco Acquisition

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish a supplemental copy of any omitted schedule (listed below) to the Securities and Exchange Commission upon request:

Schedule 1 – Group Companies
Schedule 2 – Calculation Estimated Purchase Price
Schedule 5 – Completion Actions
Schedule 6 – Index Data Room
Schedule 7 – Data Room Memory Stick
Schedule 10 – Escrow Agreement
Schedule 11 – Notices
Schedule 12 – IP Indemnity Option Notice
Schedule 13 – Tax Arrangements
Schedule 14 – Powers of Attorney
Schedule 15 – Working Capital
Schedule 16 – Disclosure Letter
Schedule 17 – Press Release